Offerings - Offering: 1	Aug. 09, 2024 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 43,941,285.00
Fee Rate	0.01476%
Amount of Registration Fee	$ 6,485.73
Offering Note	Calculated solely for purposes of determining the filing fee. The calculation of the Transaction Valuation assumes that all 1,359,772 performance share awards and all 36,680,415 total shareholder return units that may be eligible for modification in the offer will be tendered pursuant to the offer. Such performance share awards and total shareholder return units have an aggregate value of $43,941,285 as of August 8, 2024, based on the intrinsic value method with respect to the performance share awards and a Monte Carlo simulation model with respect to the total shareholder return units.